Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Tel: 215.963.5000

Fax: 215.963.5001

www.morganlewis.com

September 23, 2010

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	Penn Series Funds, Inc. (File Nos. 2-77284; 811-03459)

Dear Ladies and Gentlemen:

On behalf of our client, Penn Series Funds, Inc. (the “Company”), we are filing, pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, a preliminary copy of the Schedule 14A, notice, proxy statement and proxy and voting instruction cards for the Special Meeting of Shareholders (the “Special Meeting”) of the Company scheduled to be held on December 15, 2010.

The Special Meeting is being called for the purposes of approving: (i) a Board of Directors of the Company; (i) an amendment to the Company’s Investment Advisory Agreement that would increase the management fee payable by the Large Core Growth and Large Core Value Funds to the investment adviser; (ii) an amendment to the Company’s Investment Advisory Agreement that would remove certain portfolios’ expense limitation provisions from the Investment Advisory Agreement; and (iii) certain amendments to, reclassifications of or removal of the fundamental policies of certain of the Company’s portfolios.

The Company intends to mail definitive proxy materials to shareholders on or about October 18, 2010.

If you have any questions or comments, please do not hesitate to contact me at 215.963.5598.

Sincerely,

/s/ Sean Graber
Sean Graber